July 27, 2015

Prospectus Supplement

for

The Value Guard Individual Deferred Variable Annuity

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2000, as supplemented September 14, 2012, for The Value Guard Individual Deferred Variable Annuity issued through The Guardian Value Line Separate Account.

Effective as of the close of business on July 27, 2015, pursuant to a determination of its Board of Trustees, the U.S. Government Portfolio (“Portfolio”) of the Daily Income Fund will be liquidated. Any accumulation value in variable annuity contracts allocated to the Portfolio at the close of business on July 27, 2015 will be transferred to the Fidelity VIP Money Market Portfolio (Service Class 2), and any net premium or accumulation value allocation instructions that include an allocation to the Portfolio will instead be allocated to the Fidelity VIP Money Market Portfolio (Service Class 2). You can change your allocation instructions by notifying us in writing.

As always, the availability of any investment option is subject to change. See your prospectus for more information concerning the addition, deletion or substitution of investments.

Except as set forth herein, all other provisions of the Prospectus noted above shall remain unchanged.

THIS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE VALUE GUARD INDIVIDUAL DEFERRED VARIABLE ANNUITY AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

SUPP VGSUPP0715